                                SECOND AMENDMENT
                                       TO
                          ASSET CONTRIBUTION AGREEMENT


         This Second Amendment to Asset Contribution Agreement (this "Amendment"), dated to be effective August 20, 1997, is by and among Pentegra Dental Group, Inc., a Delaware corporation, Pentegra, Ltd., Napili International, Inc., Kelly Reed, MOR Limited Partnership and Reed Trust.


                               W I T N E S S E T H


         WHEREAS, the parties hereto entered into that certain Asset Contribution Agreement dated August 20, 1997 (as heretofore amended, the "Agreement") as amended by that certain First Amendment to Asset Contribution Agreement dated October 1, 1997; and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the undersigned do hereby agree as follows:

         1. Annex A of the Agreement shall hereby be amended in its entirety to read as follows:

                                     ANNEX A

                            Acquisition Consideration

               The aggregate consideration to be received by the Contributor pursuant to the Agreement (the "Acquisition Consideration") is the following:

               Cash in the amount of $100,000.00.

               Promissory Note in the original principal amount of $100,000.00 in the form attached hereto as Exhibit A-1.

         2. The Agreement shall be hereby amended to reflect the foregoing agreement of the parties hereto. Except as amended hereby, the Agreement shall remain unchanged.

         3. Terms used herein with their initial letter capitalized and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

         Executed to be effective as of the day and year first set forth above.


                                       PENTEGRA DENTAL GROUP, INC.


                                       By: /s/ Gary S. Glatter
                                          ------------------------------------
                                          Gary S. Glatter, President


                                       /s/ Kelly W. Reed
                                       ---------------------------------------
                                       Kelly W. Reed


                                       MOR LIMITED PARTNERSHIP


                                       By: /s/ Omer K. Reed
                                          ------------------------------------
                                          Omer K. Reed, D.D.S.


                                       By: /s/ Marcia J. Reed
                                          ------------------------------------
                                          Marcia J. Reed


                                       REED TRUST


                                       By: /s/ Karl O. Reed
                                          ------------------------------------
                                          Karl O. Reed, Trustee


                                       By: /s/ Kelly W. Reed
                                          ------------------------------------
                                          Kelly W. Reed, Trustee

                                       By: /s/ Kevin Reed
                                          ------------------------------------
                                          Kevin P. Reed, Trustee


                                       By: /s/ Kary Reed
                                          ------------------------------------
                                          Kary Reed, Trustee


                                       PENTEGRA, Ltd.


                                       By: /s/ Kelly W. Reed
                                          ------------------------------------
                                          Kelly W. Reed, President


                                       NAPILI International, Inc.


                                       By: /s/ Marcia J. Reed
                                          ------------------------------------
                                          Marcia J. Reed, President

                                   EXHIBIT A-1

                                 PROMISSORY NOTE

Date:                    March __, 1998

Maker:                   Pentegra Dental Group, Inc., a Delaware Corporation

Payee:                   Pentegra, Ltd.
                         Napili International, Inc.

Principal Amount:        $100,000.00

     For value received, the undersigned, Pentegra Dental Group, Inc., a Delaware corporation (hereinafter referred to as the "Maker") does hereby promise to pay to the order of Pentegra, Ltd. and Napili International, Inc., jointly (hereinafter referred to as the "Payee or Holder"), the sum of One Hundred Thousand and 00/100 Dollars ($100,000.00) (the "Principal"). In addition to said Principal amount, the undersigned also shall pay to the order of Payee interest equal to nine percent per annum (9.00%). The Principal and accrued interest shall be due and payable on April 1, 1999.

     This Note shall be immediately due and payable at the option of the Payee or Holder, after notice and failure to cure, upon the happening of any one of the following events (an "Event of Default"): (a) Maker defaults in the timely payment of interest or principal due hereunder; or, (b) Maker makes a general assignment for creditors, is adjudicated bankrupt, files a voluntary petition in bankruptcy or reorganization or effects or attempts to effect a plan or other arrangement with creditors; or if Maker applies for a receiver, custodian or trustee for it or for any substantial portion or its property or assets; or if an order shall be entered by any court of competent jurisdiction approving an involuntary petition seeking reorganization; or if a receiver, trustee or custodian shall be appointed for it for any substantial portion of its property or assets; or if bankruptcy, reorganization or liquidation proceedings are instituted against the Maker and remain for sixty
(60) days.

     The Events of Default set forth in the subparagraphs above shall not be Events of Default until the Maker has been sent a notice from the Payee or Holder of the Maker's default and Maker has not cured that Default within twenty (20) days of such notice.

     Payment of this Note before maturity may be made at any time, and from time to time, in whole or in part without penalty or premium. The principal and accrued interest shall be paid by the Maker in lawful money of the United States of America.

     The Maker and each Holder, surety, endorser, and guarantor, waives presentment for payment, all demands for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protests, and notices of protest. Maker consentsthat the Payee or Holder may extend the time of any payment or any part of the debt at any time. Any delay on the part of the Payee or Holder in exercising any rights granted by this Note shall not operate as a waiver of those rights; and the acceptance of any payment after it's due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums; and the acceptance of any payment after the Payee has declared the entire indebtedness due and payable shall not cure any default of the Maker nor operate as a waiver of any rights of Payee or Holder.

     The Maker agrees that, if this Note is given to an attorney for collection, or if suit is brought for collection, or if it is collected through probate, bankruptcy, or other judicial proceeding, then Maker shall pay Payee or Holder all costs of collection, including reasonable attorney's fees and court costs, in addition to other amounts due.

     Any and all past due and unpaid principal and interest shall bear interest at the rate of eighteen percent (18.0%) per annum. However, all agreements between Maker, Payee or Holder are hereby expressly limited, so that in no event shall the amount paid, or agreed to be paid, to Payee or Holder, exceed the maximum amount permissible under the applicable federal and state usury laws. It is therefore the intention of Maker and Payee or Holder to conform strictly to said state and federal usury laws. Therefore, in this note or in any of the documents securing payment hereof, the aggregate of all interest and any other charges constituting interest under the applicable law contracted for, chargeable, or receivable, under this note shall under no circumstances exceed the maximum amount of interest permitted by law. If any excess of interest is provided for, or be adjudicated to be so provided for, in this note or in any of the documents securing payment hereof, then in such event, the provisions of this paragraph shall govern and control; and neither Maker or Maker's heirs, legal representatives, successors, assigns, or any other party liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum permitted by law; and any excess of said interest shall be deemed a mistake and is hereby canceled automatically and if therefore paid, shall at the option of Payee or Holder of this note be refunded to Maker or credited to the principal amount of said note; and the effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under said laws, or as is or as they may hereafter be construed by courts of appropriate jurisdiction. To the extent permitted by law, the determination of the rate of interest shall be made by amortizing, prorating, allocating, and spreading in equal parts during the period of the full stated term of this note, all interest at any time contracted for, charged, or received from Maker in connection therewith.

     THE MAKER AND HOLDER AGREE THAT THIS WRITTEN NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THE MAKER AND HOLDER AGREE THAT THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. When the context requires, singular nouns and pronouns include the plural.

     Executed this ___ day of March, 1998.


                                       Pentegra Dental Group, Inc.
                                       a Delaware Corporation


                                       By:
                                          ------------------------------------
                                          Gary S. Glatter,
                                          President